25-2880 Page 1 of 12 NY 05/25 *17576-25a1*Pacific Life & Annuity Company P.O. Box 2829, Omaha, NE 68103-2829 or 6750 Mercy Rd, Omaha, NE 68106 www.PacificLife.com (800) 748-6907 Pacific Odyssey Advantage Individual Deferred Variable Annuity Application NEW YORK All pages of this form must be returned. Print clearly in dark ink and avoid highlighting. 1. PRIMARY ANNUITANT Must be an individual. Check product guidelines for maximum issue age. First Name Middle Name Last Name Sex M F SSN Date of Birth (mm/dd/yyyy) Telephone Number E-mail Address Mailing Address Mailing City Mailing State Mailing Zip Code Resident Address (if different than mailing address) Resident City Resident State Resident Zip Code JOINT ANNUITANT (Optional) Not applicable for qualified contracts. Default is Joint unless this box is checked: Contingent First Name Middle Name Last Name Sex M F SSN Date of Birth (mm/dd/yyyy) Telephone Number E-mail Address Mailing Address Mailing City Mailing State Mailing Zip Code Resident Address (if different than mailing address) Resident City Resident State Resident Zip Code 2. OWNER If annuitant(s) and owner(s) are the same, do not complete this section. Check product guidelines for maximum issue age. First Name Middle Name Last Name Sex M F SSN/TIN Date of Birth (mm/dd/yyyy) Telephone Number E-mail Address Mailing Address Mailing City Mailing State Mailing Zip Code Resident Address (if different than mailing address) Resident City Resident State Resident Zip Code JOINT OWNER (Optional) Not applicable for qualified contracts. First Name Middle Name Last Name Sex M F SSN Date of Birth (mm/dd/yyyy) Telephone Number E-mail Address Mailing Address Mailing City Mailing State Mailing Zip Code Resident Address (if different than mailing address) Resident City Resident State Resident Zip Code

25-2880 Page 2 of 12 NY 05/25 *17576-25a2* 3. BENEFICIARIES If a beneficiary type is not indicated, the beneficiary will be considered a primary beneficiary. Primary and Contingent Beneficiary designations must equal 100% in total. If percentages are not provided, multiple beneficiaries will share the death benefit equally, unless otherwise specified. For contracts owned by a non-individual custodian (including IRAs) or other non-natural owners, the designated recipient will be the owner and beneficiary information provided below may not be valid. A spouse’s consent may be required in community property states, if applicable. For questions, please contact your tax and/or legal representative. If you are naming a minor as your beneficiary, please complete the Special Beneficiary Designation Request form. See your contract and prospectus for details about death benefit and beneficiary proceeds. 1. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number 2. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number 3. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number 4. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number 5. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number 6. First Name Middle Name Last Name Relationship Entity (if an individual is not selected) SSN/TIN Date of Birth (mm/dd/yyyy) Primary Contingent Percentage % Mailing Address City State Zip Code Telephone Number

25-2880 Page 3 of 12 NY 05/25 *17576-25a3* 4. ELECTRONIC INFORMATION OPT-IN CONSENT Provide email address to enroll: By providing an email address below and signing this application, Pacific Life & Annuity Company will electronically deliver documents and notices applicable to your insurance application, or policy contract, including reports, prospectuses, prospectus supplements, statements, confirmations, tax forms, proxy solicitations, privacy notice, and other policy-related correspondence in an electronic format (“Electronic Delivery of Documents”) to you, as permitted by law. Pacific Life & Annuity Company will send paper copies of documents if required by state or federal law. Your consent is voluntary. Not all policy servicing documentation and notifications may be currently available in electronic format. For jointly owned contracts, both owners are consenting to receive information electronically. By providing the email address below and signing this application, you confirm you understand and consent to the following: • You are authorizing Pacific Life & Annuity Company to use Electronic Delivery of Documents for purposes of delivering the application, policy and other documents to you; • You are agreeing to set-up a https://annuities.myaccount.pacificlife.com for the purpose of receiving policy servicing documents such as policy statements from Pacific Life & Annuity Company; • To receive documents electronically from Pacific Life & Annuity Company, you confirm that you have a device with ready internet access, an active email account, the ability to read and retain documents online, or print documents; • Once you have agreed to receive your documents electronically, Pacific Life & Annuity Company will provide, at no charge to you, one paper copy per year of any document upon your request; • You agree to provide Pacific Life & Annuity Company with your current email address, current telephone number, and update Pacific Life & Annuity Company promptly when those changes occur either through online updates at https://annuities.myaccount.pacificlife.com or by calling Pacific Life & Annuity Company at (800) 748-6907; • There is no charge to you from Pacific Life & Annuity Company for the use of paper delivery, or the use of Electronic Delivery of Documents; • If Pacific Life & Annuity Company seeks your voluntary consent prior to completion of the application, your voluntary consent must be obtained before the application is completed. However, if you have not consented at the time of the application, then you are still permitted to consent at any time thereafter; • You are not required to provide consent to Pacific Life & Annuity Company to use Electronic Delivery of Documents as a condition of completing the application process or purchasing insurance, or receiving policy servicing documents from Pacific Life & Annuity Company; • Enrolling is not required as a condition to buy any goods, services or property; • For jointly owned contracts, all information will be provided to the email address listed; • Electronic Delivery of Documents will be cancelled if emails are returned as undeliverable. You will then receive paper documents via U.S. mail; and • This consent will remain in effect until you revoke it. If you choose to withdraw your consent, you will no longer obtain documents electronically and will instead receive them in paper format. Revoking your consent does not impact your ability to provide us with consent at a future date. It will also not impact your ability to apply for or purchase insurance from Pacific Life & Annuity Company. You may revoke this consent, opt-out of Electronic Delivery of Documents, or request paper copies of information going forward at any time by contacting Pacific Life & Annuity Company at (800) 748-6907. E-mail Address: 5. TELEPHONE/ELECTRONIC AUTHORIZATION Complete this section to enroll: Yes As the owner, I will receive this privilege automatically. If a contract has joint owners, each owner may individually make certain telephone and/or electronic requests. By checking “Yes,” I am also authorizing and directing Pacific Life & Annuity Company to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life & Annuity Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life & Annuity Company and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. 6. HOUSEHOLDING By signing this application, I consent to Pacific Life & Annuity Company mailing one copy of contract owner documents to multiple contract owners who share the same household address. Such documents will include prospectuses, prospectus supplements, announcements and reports but will not include contract-specific information such as transaction confirmations and statements. This service, known as “householding”, reduces expenses, environmental waste, and the volume of mail I receive. If I do not wish to participate in this service and prefer to receive my own contract owner documents, I have checked the box below. I elect NOT to participate in householding. CHECK HERE FOR EVEN FASTER DELIVERY

25-2880 Page 4 of 12 NY 05/25 *17576-25A4* 7. CONTRACT TYPE Select One. Non-Qualified (For trust-owned contracts, complete the Trustee Certification and Disclosure form. If the owner is a non-natural person or corporation, complete the Non-Natural or Corporate-Owned Disclosure Statement.) Post-Death Non-Qualified (Complete Post-Death Non-Qualified Exchange Disclosure and Distribution Request form.) IRA Inherited IRA (For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.) Roth IRA Inherited Roth IRA (For individual-owned or trust-owned Inherited IRA contracts, complete the appropriate Inherited IRA Certification form.) SIMPLE IRA (Complete SIMPLE IRA Employer Information.) SEP-IRA 8. INITIAL PURCHASE PAYMENT AMOUNT Make check payable to Pacific Life & Annuity Company 8A. NON-QUALIFIED CONTRACT PAYMENT TYPE 8B. QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial Indicate type of initial payment payment. If no year is indicated, contribution defaults to current tax year. 1035 exchange(s)/estimated transfer $________________ Transfer $_______________ Amount enclosed $________________ Rollover $_______________ Contribution $_______________ for tax year ____________ 9. REPLACEMENT 9A. EXISTING INSURANCE Yes No Do you have any existing life insurance or annuity contracts with this or any other company? (Default is “Yes” if neither box is checked.) 9B. REPLACEMENT Yes No Is your intent that the purchase of this annuity will result in the replacement, termination, or change in value of any existing life insurance or annuity in this or any other company? If “Yes,” provide the information below for each policy or contract being replaced and attach any required state replacement and/or 1035 transfer/exchange forms. 1. Surrendering Company Name Policy or Contract Number Policy or Contract Type Being Replaced Life Insurance Fixed Annuity Variable Annuity Mailing Address City State Zip Code Telephone Number 2. Surrendering Company Name Policy or Contract Number Policy or Contract Type Being Replaced Life Insurance Fixed Annuity Variable Annuity Mailing Address City State Zip Code Telephone Number 3. Surrendering Company Name Policy or Contract Number Policy or Contract Type Being Replaced Life Insurance Fixed Annuity Variable Annuity Mailing Address City State Zip Code Telephone Number 4. Surrendering Company Name Policy or Contract Number Policy or Contract Type Being Replaced Life Insurance Fixed Annuity Variable Annuity Mailing Address City State Zip Code Telephone Number CHECK ONE CHECK ONE

25-2880 Page 5 of 12 NY 05/25 *17576-25A5* 10. RIDERS Optional Subject to broker/dealer availability. Riders are irrevocable after election. If the rider selected cannot be added to the contract due to age restrictions or broker/dealer availability, the contract will be issued without the optional rider. 10A. DEATH BENEFIT COVERAGE RIDER If a below death benefit rider is not selected, your death benefit will be the contract value as of the Notice Date. Return of Purchase Payments Death Benefit Owner(s) and Annuitant(s) must not be over age 85 at issue. 10B. GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (GMWB) You may select only ONE rider. The GMWB rider is not available with Inherited IRA, Inherited Roth IRA, Inherited TSA, and Post-Death Non-Qualified business. Portfolio Income Benefit – Single Life The Designated Life must be an Owner and Annuitant (youngest Annuitant if a non-natural Owner) and must not be over age 85 at issue. Single Life Option is permitted with joint owners. Either owner may be chosen as the Designated Life and must be indicated below. Designated Life’s/Owner’s First Name Middle Name Last Name Portfolio Income Benefit – Joint Life Both Designated Lives must be natural persons who are each other’s spouses and must not be over age 85 at issue. See note below. Note (applies to Joint Life selections): Available only if the Contract Type selected in Section 7 is Non-Qualified (not available if the Owner is a trust or other entity), IRA, Roth IRA, SIMPLE IRA, or SEP-IRA. Joint Owners must be spouses, if applicable. If the contract is owned by a sole Owner, the Owner's spouse must be designated as the sole primary beneficiary. Complete the beneficiary information in the Beneficiaries section. 11. DOLLAR COST AVERAGING (DCA) (Optional) If elected, 100% of your initial investment will be allocated to the DCA Plus Fixed Term unless you indicate a different percentage below. If you select a percentage less than 100% in the Allocation Options section, the remainder of the purchase payment will be allocated pro rata to the allocations selected. To indicate a source account other than DCA Plus Fixed Term, use the “Remarks” section, or the Transfers and Allocations form. Additional investments will be allocated to the DCA Plus Fixed Term selection indicated below unless alternate instructions are on file or provided with the investment. DCA Plus Fixed Term Select one: 6 months 12 months ________% of initial investment. Default will be 100% if not indicated in the Allocation Options section. 12. REBALANCING Optional. Quarterly Semi-annually Annually

25-2880 Page 6 of 12 NY 05/25 *17576-25A6* 13. ALLOCATION OPTIONS Use this section to allocate 100% of your investment. Use whole percentages only. Additional investments will be allocated based on the options below, and where applicable if a selection was made in the “Dollar Cost Averaging (DCA)” section, unless alternate instructions are on file or provided with the investment. You may indicate any combination of investments. Allocations must total 100%. U.S. Fixed - Income Portfolios American Funds® IS American High-Income TrustSM American Funds® IS The Bond Fund of AmericaSM American Funds® IS U.S. Government Securities FundSM Aristotle Pacific Core Income Aristotle Pacific Floating Rate Income Aristotle Pacific High Yield Bond Fidelity® VIP Government Money Market Portfolio Fidelity® VIP Strategic Income Janus Henderson VIT Flexible Bond Portfolio JPMorgan Intermediate Bond Loomis Diversified Bond Lord Abbett Bond Debenture Portfolio VC Lord Abbett Total Return Portfolio VC PIMCO Inflation Managed PIMCO Managed Bond PIMCO VIT Income Portfolio PLFA Bond Plus T. Rowe Price Short Duration Bond ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________%Total Non-U.S. Fixed - Income Portfolios American Funds® IS Capital World Bond FundSM Principal Emerging Markets Debt Templeton Global Bond VIP Fund ________% ________% ________% ________%Total U.S. Equity Portfolios American Funds® IS Growth FundSM American Funds® IS Growth-Income FundSM American Funds® IS Washington Mutual Investors FundSM Avantis Small-Cap Value BlackRock Small-Cap Index Boston Partners Mid-Cap Value ClearBridge Large-Cap Value Delaware Mid-Cap Growth FIAM LLC Large-Cap Growth ________% ________% ________% ________% ________% ________% ________% ________% ________% CONTINUED ON NEXT PAGE

25-2880 Page 7 of 12 NY 05/25 *17576-25A7* 13. ALLOCATION OPTIONS (continued) U.S. Equity Portfolios (continued) Fidelity® VIP Contrafund® Franklin Rising Dividends VIP Fund Franklin/BlackRock Small-Cap Equity Janus Focused Growth JPMorgan Large-Cap Core JPMorgan Value Advantage Lincoln VIP American Century Mid Cap Value Fund MFS® Growth MFS® Small-Cap Growth PLFA Large-Cap Plus Bond Alpha PLFA Mid-Cap Plus Bond Alpha PLFA QQQ® Plus Bond Alpha PLFA Small-Cap Plus Bond Alpha Putnam Value Schwab® S&P 500 Index Portfolio T. Rowe Price Dividend Growth ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________%Total Non-U.S. Equity Portfolios American Funds® IS Capital World Growth and Income FundSM American Funds® IS Global Growth FundSM American Funds® IS Global Small Capitalization FundSM American Funds® IS International FundSM American Funds® IS International Growth and Income FundSM American Funds® IS New World FundSM ClearBridge International Growth FIAM LLC International Small-Cap Franklin Mutual Global Discovery VIP Fund Invesco Emerging Markets Invesco V.I. Global Fund Invesco Oppenheimer V.I. International Growth Fund MFS® International Large-Cap PLFA International Equity Plus Bond Alpha Wellington International Value ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________%Total Alternative Strategies Portfolios JPMorgan Hedged Equity PIMCO VIT CommodityRealReturn® Strategy Portfolio VanEck VIP Global Resources Fund ________% ________% ________% ________%Total Sector Portfolios BlackRock Health Sciences FIAM LLC Technology Invesco V.I. Global Real Estate Fund Macquarie VIP Energy Series MFS® Utilities Series Principal Real Estate ________% ________% ________% ________% ________% ________% ________%Total CONTINUED ON NEXT PAGE

25-2880 Page 8 of 12 NY 05/25 *17576-25A8* 13. ALLOCATION OPTIONS (continued) Asset Allocation/Balanced Portfolios American Funds® IS Asset Allocation FundSM American Funds® IS Capital Income Builder® FundSM American Funds® IS Global Balanced FundSM American Funds® IS Managed Risk Asset Allocation FundSM Avantis Balanced Allocation BlackRock 60/40 Target Allocation ETF V.I. Fund BlackRock Global Allocation V.I. Fund Fidelity® VIP FundsManager® 60% First Trust/Dorsey Wright Tactical Core Portfolio First Trust/Dow Jones Dividend & Income Allocation Portfolio Franklin Allocation VIP Fund Franklin Income VIP Fund Invesco V.I. Balanced-Risk Allocation Fund Invesco V.I. Equity and Income Fund Janus Henderson VIT Balanced Portfolio Macquarie VIP Asset Strategy Series MFS® Total Return Series PLFA ESG Diversified PLFA ESG Diversified Growth PLFA Pacific Dynamix® Conservative-Growth PLFA Pacific Dynamix® Moderate-Growth PLFA Pacific Dynamix®Growth PLFA Pacific Dynamix® Aggressive-Growth PLFA Portfolio Optimization Conservative PLFA Portfolio Optimization Moderate-Conservative PLFA Portfolio Optimization Moderate PLFA Portfolio Optimization Growth PLFA Portfolio Optimization Aggressive-Growth Schwab VIT Balanced Portfolio Schwab VIT Balanced with Growth Portfolio Schwab VIT Growth Portfolio ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________% ________%Total MUST TOTAL 100% ________%Total

25-2880 Page 9 of 12 NY 05/25 *17576-25a9* 14. REMARKS (Use for additional detail or clarifications). If additional space is needed, attach a letter signed and dated by the owner(s). 15. CERTIFICATION OF OWNER’S TAXPAYER IDENTIFICATION NUMBER Check this box if you are not a U.S. Citizen or other U.S. person as defined in #3 below and this section does not apply to you. Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined in the instructions in item 3 of the Certification on the official IRS Form W-9). 4. I am exempt from FATCA reporting (defined in the instructions in item 4 of the Certification on the official IRS Form W-9). Note: You must check here if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

25-2880 Page 10 of 12 NY 05/25 *17576-25a10* 16. STATEMENT OF OWNER(S) 1. I/We understand that federal law requires all financial institutions to obtain the name, residential address, date of birth, Social Security or taxpayer-identification number, and any other information necessary to sufficiently verify the identity of each customer. 2. I/We understand that failure to provide this information could result in the annuity contract not being issued, delayed or unprocessed transactions, or annuity contract termination. 3. I/We, the owner(s), understand that I/we have applied for a variable annuity contract (“contract”) issued by Pacific Life & Annuity Company (“company”). 4. I/We received the variable annuity prospectus, and if applicable, the Buyer’s Guide for Deferred Annuities for this annuity contract. 5. If applicable, I/we considered the appropriateness of full or partial replacement of any existing life insurance or annuity. 6. I/We understand the terms and conditions related to any rider applied for and believe that the rider(s) meet(s) my/our insurable needs. 7. I/We have discussed all fees and charges for this contract with my/our Financial Professional, including withdrawal charges, if applicable. I/We understand all fees and charges for this contract. 8. I/We understand that if I/we cancel a contract issued as a result of this application, without penalty during the Right to Cancel initial review period, depending upon the state where my/our contract is issued, it is possible the amount refunded may be less than the initial amount I/we invested due to the investment experience of my/our selected investment options. 9. If I/we are an active-duty member of the United States Armed Forces (including active-duty military reserve personnel), I/We confirm that this application was not solicited and/or signed on a military base or installation, and I/we have received from the Financial Professional the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act. 10. Any portion of this contract allocated to the variable investment option is not covered by an insurance guaranty fund or other solvency protection arrangement because that portion of this contract is held in a separate account under which the risk is borne by the contract owner. 11. I/We understand this contract will not become effective unless it is issued while the Owner(s) and Annuitant(s) are living. 12. I/We understand this application is to be attached to and made part of the contract. I/WE UNDERSTAND THAT BENEFITS AND VALUES PROVIDED UNDER THE CONTRACT MAY BE ON A VARIABLE BASIS. AMOUNTS DIRECTED INTO ONE OR MORE VARIABLE INVESTMENT OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF THOSE INVESTMENT OPTIONS. THESE AMOUNTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. All answers to questions and statements made on this application are true and complete to the best of my/our knowledge and belief. Owner’s Signature Owner’s Signature Date (mm/dd/yyyy) Joint Owner’s Signature Joint Owner’s Signature (if applicable) Date (mm/dd/yyyy) Signed at: City State State Solicited: Complete this box for custodial-owned qualified contracts only. Will not be valid for any other contract types. Information put here will be used for contract and Financial Professional appointment purposes. SIGN HERE SIGN HERE

25-2880 Page 11 of 12 NY 05/25 *17576-25a11* 17. FINANCIAL PROFESSIONAL’S STATEMENT 17A. EXISTING INSURANCE Yes No Do you have any reason to believe that the applicant has any existing life insurance policies or annuity contracts? (Default is “Yes” if neither box is checked.) 17B. REPLACEMENT Yes No Do you have reason to believe that any existing life insurance policy or annuity contract has been (or will be) surrendered, withdrawn from, loaned against, changed, or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? If “Yes,” I affirm that I have referred the applicant to the replacement question in Section 9B of this application. I hereby certify that I have used only Pacific Life & Annuity Company’s approved sales material in connection with this sale and that copies of all sales materials used were left with the applicant(s). Any insurer-approved electronically presented sales materials will be provided in printed form to the applicant(s) no later than at the time of the contract or contract delivery. I further certify that I have discussed the appropriateness of replacement and followed Pacific Life & Annuity Company’s written replacement guidelines. I have explained to the owner(s) how the annuity will meet their insurable needs and financial objectives. I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law, based in part on information provided by the owner(s), as applicable, including age, income, net worth, and tax status, and any existing investments and insurance program. I certify that I have provided the applicant(s) with the variable annuity prospectus, and if applicable, the Buyer’s Guide for Deferred Annuities for this variable annuity contract. I further certify that I have also considered the owner’s liquidity needs, financial resources used to fund the annuity (including debts and obligations), willingness to accept any non-guaranteed elements, risk tolerance, and investment time horizon; that I followed my broker/dealer’s suitability guidelines in both the recommendation of this annuity and the choice of investment options, and that this application is subject to review for suitability by my broker/dealer. I further certify that the recommended purchase is in the best interest of the owner(s), that I have followed the standards and obligations required under law in making that best interest determination, and that I did not place my own or Pacific Life & Annuity Company’s financial interests ahead of the interests of the owner(s). I further certify that I have truly and accurately recorded on the application the information provided to me by the applicant. If the applicant is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify that this application was not solicited and/or signed on a military base or installation, and I provided to the applicant the disclosure required by Section 10 of the Military Personnel Financial Services Protection Act. I further certify that, prior to soliciting the contract applied for, I have completed all state mandated annuity, insurance, and/or product training and agree to provide documentation of such completion upon request by Pacific Life & Annuity Company. First Soliciting Financial Professional’s Signature Soliciting Financial Professional’s Signature Print First Financial Professional’s Full Name First Financial Professional’s Telephone Number First Financial Professional’s Email Address First Broker/Dealer’s Name (if applicable) First Brokerage Account Number (optional) First Distribution Firm’s Name (if applicable) First Option A B C D E F First ID # (if applicable) CONTINUED ON NEXT PAGE CHECK ONE CHECK ONE SIGN HERE

25-2880 Page 12 of 12 NY 05/25 *17576-25a12* 17. FINANCIAL PROFESSIONAL’S STATEMENT (continued) Second Soliciting Financial Professional’s Signature Soliciting Financial Professional’s Signature (if applicable) Print Second Financial Professional’s Full Name Second Financial Professional’s Telephone Number Second Financial Professional’s Email Address Second Broker/Dealer’s Name (if applicable) Second Brokerage Account Number (optional) Second Distribution Firm’s Name (if applicable) Second Option Option will be the same as selected above. Second ID # (if applicable) Send completed application as follows: APPLICATION WITH PAYMENT: APPLICATION WITHOUT PAYMENT: Regular Mail Delivery: P.O. Box 2736 Omaha, NE 68103-2736 Regular Mail Delivery: P.O. Box 2829 Omaha, NE 68103-2829 Email: AnnuityService@PacificLife.com Fax: (800) 586-0096 Online Upload: Financial Professionals can log in to Annuities.PacificLife.com Overnight Mail Delivery: 6750 Mercy Rd Omaha, NE 68106 Overnight Mail Delivery: 6750 Mercy Rd Omaha, NE 68106 Questions: (800) 748-6907 SIGN HERE

Application Instructions: Use these instructions when completing the application. Pacific Life & Annuity Company has policies to maintain physical, electronic, and procedural safeguards to protect the confidentiality of your personal information. Access to personal information is available only to those people who need to know in order to service your business. The data you are providing is used to service and manage your relationship with us. Please review our online Privacy Promise for details on how we use and protect your personal information: https://paclife.co/privacy-promise. For additional information regarding the product applied for, consult the prospectus: www.PacificLife.com/Prospectuses. 1. & 2. Annuitant(s)/Owner(s): Check product guidelines for minimum and maximum issue age. When setting up annuity contracts, there are many combinations of owner and annuitant registrations which may result in different death benefit consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. For qualified contracts, there cannot be joint or contingent annuitants. For Non-Natural Owners, there cannot be contingent annuitants. Spousal signatures may be required for certain actions in qualified contracts. This contract is not intended for use in group unallocated plans. For IRAs (except Inherited IRAs), owner and annuitant should be the IRA owner. For Inherited IRAs, also complete and attach the appropriate Inherited IRA Certification form and see the Inherited IRA Checklist for owner/annuitant information. If trust is owner (other than Charitable Remainder Trust), also complete Trustee Certification and Disclosure form. Consult a tax advisor to properly structure annuity contracts and effect transfers. 3. Beneficiaries: Indicate the person(s) or entity(ies) to be designated as beneficiary(ies). If no beneficiary(ies) is/are indicated, the provisions of the contract will govern as to the payment of any death benefit proceeds. If you would like to designate contingent beneficiaries or provide detailed beneficiary instructions, complete the Special Beneficiary Designation Request form or “Remarks” section of the application. 4. Electronic Information Opt-In Consent (Optional): Complete this section to receive access to statements and other information electronically from our website. This instruction is valid until you instruct us otherwise. 5. Telephone and Electronic Transaction Authorization (Optional): By checking this box, you authorize Pacific Life & Annuity Company to receive certain instructions by telephone or electronically from your designee. This instruction is valid until you instruct us otherwise. Telephone/Electronic contract changes will be subject to the conditions of the contract and the administrative requirements of Pacific Life & Annuity Company. 6. Householding: Check the box if you do not want to participate in Pacific Life & Annuity Company’s householding service. 7. Contract Type: Check the type of annuity contract to be issued. Complete appropriate form indicated. 8. Initial Purchase Payment Amount: Complete the applicable section(s) and indicate the type of payment. Minimum premium amount is $25,000 for non-qualified and qualified contracts. Transfer indicates a trustee-to-trustee or a custodian-to-custodian transfer only. 9. Replacement: Indicate if this is a replacement or not by checking the appropriate box. If yes, provide the additional information and attach a Transfer/Exchange form and any required state replacement form(s). 10. Optional Riders (subject to broker/dealer availability): If the rider is selected and cannot be added to the contract due to age restrictions or broker/dealer availability, the contract will be issued without the rider. 11. Dollar Cost Averaging (DCA): If choosing the DCA Plus Fixed Term option, indicate a 6-month or 12-month guarantee term. 100% of your initial investment will be allocated to the DCA Plus Fixed Term unless you elect a percentage. If you select a percentage less than 100% in the Allocation Options, the remainder of the purchase payment will be allocated pro rata to the allocations selected. If a percentage less than 100% is indicated, the remainder of the initial purchase payment will be allocated pro rata to the target allocations in Section 13. Only one guarantee term may be in effect at any given time. 12. Rebalancing (Optional): Indicate your rebalancing preference. 13. Allocation Options: Use this section to allocate 100% of your investments. 14. Remarks: Use this section to indicate special registrations, additional beneficiaries, or other instructions. 15. Certification of Owner’s Taxpayer Identification: Select the applicable boxes if the owner is not a U.S. Citizen or other U.S. person as defined in the IRS W-9 form or if the owner is subject to IRS backup withholding. 16. Statement of Owner(s): Read this section carefully. The application must be signed and dated by the owner. In cases of joint ownership, both owners must sign. City and state where the application is signed must also be indicated. Complete the “Solicited at: State” box for custodial-owned contracts only. 17. Financial Professional’s Statement: Financial Professional(s) must select a commission option and assure that responses in Section 9 and 17 are consistent. SUBMITTING YOUR BUSINESS - Help avoid a returned application by confirming your application has the following minimum information: • Annuitant and Owner information – Sections 1 & 2 • Contract type is correct – Section 7 • Replacement question – Section 9 • Date application is signed – Section 16 • City and state where application is signed – Section 16 • Financial Professional’s signature(s) – Section 17